Putnam
Convertible
Income-Growth
Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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[SCALE LOGO OMITTED]




From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Convertible Income-Growth Trust delivered strong results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004



Report from Fund Management

Fund highlights

* For the fiscal year ended October 31, 2004, Putnam Convertible
  Income-Growth Trust's class A shares returned 10.92% without sales charges and 4.57% with maximum sales charges reflected.

* The fund's benchmark, the Goldman Sachs Convertible 100 Index, returned 6.96%.

* The average return for the fund's Lipper category, Convertible
  Securities Funds, was 7.08%.

* The fund received the 2004 Lipper Fund Award for Consistent Return in the convertible securities category. For more information, see page 5.

* The fund changed its dividend payout in March and September 2004. For more information, see page 5.

* See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that your fund generated solid absolute returns and strong competitive performance during the annual period. Based on returns at net asset value (NAV), the fund outpaced its benchmark by 3.96%, and its Lipper category by 3.84%. We attribute the fund's outperformance to successful security selection that included strong-performing issues not in the fund's benchmark, higher-than-benchmark equity sensitivity, and a slightly larger-than-benchmark exposure to energy securities. Furthermore, the fund was fully invested, which, in our view, remains the best way to take advantage of the market's opportunities. Putnam's in-depth securities research enhanced our ability to make wise, effective investment decisions on a daily basis.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 6/29/72)       NAV                 POP
--------------------------------------------------
1 year                   10.92%              4.57%
--------------------------------------------------
5 years                  18.38              11.55
Annual average            3.43               2.21
--------------------------------------------------
10 years                127.28             114.26
Annual average            8.56               7.92
--------------------------------------------------
Annual average
(life of fund)           10.87              10.67
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Convertible Income-Growth Trust pursues current income and capital appreciation by investing primarily in convertible securities -- corporate bonds and preferred stocks that are convertible into common stock. It may be an appropriate fund for investors who want to participate in the potential capital gains of higher-growth sectors, while also benefiting from fixed-income payments.



Market overview

The beginning of the fund's fiscal year was characterized by strong investor confidence and double-digit equity gains, which gave way, in early 2004, to increased volatility and concern over rising interest rates. The convertibles market echoed the stock market's movement, peaking at the end of calendar 2003, and then settling into a holding pattern. Credit spreads, that is, the difference in yield between lower-quality and higher-quality bonds, had initially narrowed, boosting the value of convertibles. During the second half of the fiscal year, though, spreads ceased to narrow further, and remained about flat through year-end.

In May, both the stock and bond markets experienced corrections, in anticipation of Federal Reserve Board (Fed) rate hikes, which did commence June 30. Thereafter, most securities traded within a narrow range, reflecting investors' uncertainty about the outcome of the presidential election, record-high energy prices, and the prospects of continued Fed tightening. Not surprisingly, the Fed again raised short-term interest rates in August and September, and indicated its willingness to tighten further. In an environment of rising rates, new issuance of convertible securities slowed considerably. Thus, the convertibles market in the second half of the fiscal year was less dynamic and we found fewer opportunities to pursue. We exercised caution to preserve the fund's gains from preceding months, and we believe the fund's competitive performance was reasonable.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Goldman Sachs Convertible 100 Index (convertible securities)            6.96%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
Russell 2000 Growth Index (small-company growth stocks)                 5.53%
-------------------------------------------------------------------------------
MSCI World Ex-U.S. Index (international stocks)                        19.25%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Citigroup World Government Bond Index (global government
bonds)                                                                 10.72%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.83%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.92%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------


Strategy overview

Over the course of the year, market conditions for convertible investing went from quite favorable to rather benign. Throughout the market's transition, we maintained a strategy of pursuing excess returns by investing in the most promising securities -- several of which were not in the fund's benchmark. We also positioned the fund to have a high level of equity sensitivity, based on our belief that stocks could do well under current economic and market conditions. As usual, we avoided positions in zero-yielding convertibles, which pay zero interest and also trade at par, thus offering no appreciation potential. Such bonds do not support the fund's income and growth objectives. We tended to invest in larger, stronger companies, but this was not a significant contributor to returns during the period, as issues from smaller-capitalization companies performed as well as larger-cap issues. Relative to its benchmark, the fund had an overweighted exposure to the energy sector, which boosted the fund's returns. In recent months, energy was the standout sector in terms of performance. Our convertible holdings included securities of energy companies as well as energy-related utility companies.

[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                                 as of 4/30/04  as of 10/31/04

Financial                          15.4%             15.7%

Technology                         14.2%             15.1%

Consumer cyclicals                 20.4%             14.4%

Health care                        12.7%             14.2%

Utilities and power                 9.7%             10.0%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.



How fund holdings affected performance

Long-term holdings Tyco International and Xerox remained among the portfolio's largest positions as of the end of the period. You may recall that we waited patiently for Tyco, a Bermuda-based conglomerate, to recover from its accounting and management issues. Under new management, the company has shored up its balance sheet, streamlined its businesses, and turned its attention to improving profitability. Tyco's turnaround has been quite successful, and as a result, the fund has benefited significantly from its position. Xerox convertibles strengthened a lot in the fiscal year, as did the underlying common stock. We traded away some of the convertibles, which were to have been called, or redeemed early, and we purchased others, in order to maintain a substantial exposure. We believe these securities continue to offer the potential for attractive total return. The fund's position in Anixter International, which we established prior to the fiscal year, performed notably well this year. Anixter distributes thousands of connectivity products for wire-based communications systems, as well as industrial fasteners. Strong demand for these products boosted the value of the common shares, and the convertible bonds gained in equity sensitivity. Accordingly, their effect on the portfolio was quite positive.

[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

   1 Northrop Grumman Corp. (3.2%)
     Ser. B, $7.00 cum. cv. pfd.
     Aerospace and defense

   2 State Street Corp. (2.1%)
     6.75% cv. pfd.
     Banking

   3 Schering-Plough Corp. (2.0%)
     $3.00 cv. pfd.
     Pharmaceuticals

   4 Masco Corp. (1.9%)
     cv. sr. notes zero %, 2031
     Building materials

   5 Service Corporation International (1.8%)
     Common stock
     Commercial and consumer services

   6 Providian Financial Corp. (1.8%)
     cv. notes 4%, 2008
     Consumer finance

   7 Amerada Hess Corp. (1.8%)
     $3.50 cv. pfd.
     Oil and gas

   8 Tyco International Group SA (1.7%)
     144A cv. company guaranty Ser. A., 2.75%, 2018 (Luxembourg)
     Conglomerates

   9 Vishay Intertechnology, Inc. (1.6%)
     144A cv. sub. notes 3.625%, 2023
     Electronics

  10 Baxter International, Inc. (1.6%)
     $3.50 cv. pfd.
     Medical technology

Footnote reads:
The fund's holdings will change over time.

We mentioned earlier that energy and energy-related holdings contributed positively to returns, as prices for energy achieved record-high levels. Amerada Hess, based in New York City, is an integrated oil company with global operations. It discovers, refines, and distributes petroleum products, and has over 1,000 retail outlets in the eastern United States. It was one of the best performers among the fund's energy holdings. Halliburton, Chesapeake Energy, Arch Coal, and Massey Energy Company, though among the fund's smaller positions, also helped boost returns.


Sierra Pacific Resources owns Nevada Power Company, a smaller-cap regulated electric utility company that suffered in tandem with other utilities in California's energy crisis. With the help of Nevada's regulatory body, the company is getting its house back in order. Sierra Pacific's common stock has nearly tripled since the company issued its most recent convertible offering. The convertible, which the fund owns, has also performed well.

In the midst of these positives, there were a few disappointments for the fund. It was not invested in, and therefore did not participate in, the successful turnaround of Texas Utilities. Also, the fund's position in State Street Bank convertibles had negative performance during the period. We like the company's new management and its future prospects, so we have maintained a fairly large position. Conditions in the mar ket place did not seem to support our continued holding of Primus Telecommunication convertibles, so we sold the fund's position.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

Putnam Convertible Income-Growth Trust received the 2004 Lipper Fund Award for Consistent Return in the convertible securities category. Lipper presents the award annually to the one fund in each Lipper classification that achieved the highest Consistent Return score. A fund's Consistent Return score measures its risk-adjusted returns, relative to peers, for the 1-year period ended December 31, 2003. The fund was chosen from among 59 convertible securities funds. Lipper Fund Awards are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. Lipper is a leading global mutual fund research firm.

Putnam Convertible Income-Growth Trust changed its quarterly dividend payout twice during the fiscal year ended October 31, 2004. In March 2004, the quarterly dividend on class A shares was reduced 18.8%, from $0.154 to $0.125. Dividends on other share classes had a similar decrease. Given the strong recovery of the convertible sector, terms of new issuance were less favorable and it was difficult to find attractive, high-yielding issues. In September 2004, the quarterly dividend on class A shares increased from $0.125 to $0.132 per share, an increase of 5.60%. Dividends for other share classes had a similar increase. This change reflects the fund's increased allocation to mandatory convertible securities. Certain individual securities offered higher yields in a period of low new issuance.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

Our outlook for the months ahead is fairly optimistic. The stock market has reacted positively to the outcome of the presidential election, and we think that has as much to do with the decisiveness of the election as with the continuity in the highest office. The price of oil has receded from its high point, and while there are several reasons why we believe oil may remain overvalued in the short term, we think it will eventually fall back, and this will be a positive for stocks and convertible securities. That said, we believe that two of the big drivers of performance are not likely to be as influential as they have been since 2002. The credit spread, or the difference in yields between low- and high-quality bonds, is already quite attractive, having narrowed earlier in the year. We doubt it will narrow much further. When the spread narrows, the yield on lower-quality debt falls and the price of lower-quality bonds, including many convertible bonds, rises. The other driver that affects convertibles is equity market performance. The equity markets rose significantly in 2003, but given the slowing pace of the economic recovery, we do not anticipate that gains in the near future will be as robust.

Convertible bond issuance in recent months has been quite low. The strategy of issuing debt simply to take advantage of low interest rates seemed to halt as soon as rates started to rise. With the presidential election out of the way and a perkier stock market, we have seen a mild increase in issuance. We will evaluate these new issues in search of opportunities that suit the fund's objectives.

We believe that convertible bonds represent one of the best fixed-income investment alternatives over the coming 12 months, as their convertible feature offers some upside potential in a period of rising interest rates. The fund's equity sensitivity is designed to capture that potential. We are optimistic that the fund may continue to deliver attractive positive returns to help you meet your financial goals.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. This fund may have a significant portion of its holdings in bonds. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.



Your fund's management

Your fund is managed by the members of the Putnam Large-Cap Value Team. David King is the Portfolio Leader of your fund. The Portfolio Leader coordinates the team's management of the fund.

For a complete listing of the members of the Putnam Large-Cap Value Team, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader. Information shown is for the current and prior year ended November 30.



FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
---------------------------------------------------------------------------------------
                      $1 -      $10,001 -  $50,001-  $100,001 -  $500,001 -  $1,000,001
            Year   $0 $10,000   $50,000    $100,000  $500,000    $1,000,000  and over
---------------------------------------------------------------------------------------
David King  2004                                        *
---------------------------------------------------------------------------------------
Portfolio
Leader      2003                                        *
---------------------------------------------------------------------------------------


Other funds managed by the Portfolio Leader

David King is also the Portfolio Leader of Putnam High Income Bond Fund, Putnam High Income Opportunities Trust, and Putnam New Value Fund. He is also a Portfolio Member of The Putnam Fund for Growth and Income.

David King may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

After the fund's fiscal year ended October 31, 2004, Portfolio Member George Maris left your fund's management team.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
--------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M         Class R
(inception dates)       (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)       (12/1/03)
--------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------------------
1 year              10.92%      4.57%     10.10%      5.10%     10.09%      9.09%     10.36%      6.47%     10.74%
--------------------------------------------------------------------------------------------------------------------
5 years             18.38      11.55      14.03      12.39      14.04      14.04      15.56      11.52      17.01
Annual average       3.43       2.21       2.66       2.36       2.66       2.66       2.93       2.20       3.19
--------------------------------------------------------------------------------------------------------------------
10 years           127.28     114.26     110.93     110.93     110.82     110.82     116.39     108.86     121.82
Annual average       8.56       7.92       7.75       7.75       7.74       7.74       8.02       7.64       8.29
--------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)      10.87      10.67       9.88       9.88      10.04      10.04      10.16      10.04      10.59
--------------------------------------------------------------------------------------------------------------------

   Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
   (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

   A 2% redemption fee may be applied to shares exchanged or sold within 5 days of purchase.



[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment, 10/31/94 to 10/31/04

                                               Goldman Sachs
                     Fund's class A           Convertible 100
Date                  shares at POP               Index

10/31/94                  9,425                   10,000
10/31/95                 10,783                   11,680
10/31/96                 12,830                   13,537
10/31/97                 15,763                   16,577
10/31/98                 15,547                   16,340
10/31/99                 18,100                   19,592
10/31/00                 19,035                   23,363
10/31/01                 15,257                   19,200
10/31/02                 14,768                   17,272
10/31/03                 19,316                   21,749
10/31/04                $21,426                  $23,263

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,093 and $21,082, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $21,639 ($20,886 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,182. See first page of performance section for performance calculation method.

-----------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
-----------------------------------------------------------------------
                               Goldman Sachs       Lipper Convertible
                               Convertible         Securities Funds
                               100 Index           category average*
-----------------------------------------------------------------------
1 year                           6.96%               7.08%
-----------------------------------------------------------------------
5 years                         18.73               27.45
Annual average                   3.49                4.87
-----------------------------------------------------------------------
10 years                       132.63              141.99
Annual average                   8.81                9.10
-----------------------------------------------------------------------
Annual average
(life of fund)                     --+              10.78
-----------------------------------------------------------------------

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-, 5-, and 10-year periods ended 10/31/04, there were 73, 54, and 24 funds, respectively, in this Lipper category.

+ The benchmark index was not in existence at the time of the fund's inception. The index's inception was 12/31/84.



--------------------------------------------------------------------------------------------------------
PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/04
--------------------------------------------------------------------------------------------------------
                                   Class A        Class B     Class C         Class M         Class R
--------------------------------------------------------------------------------------------------------
Distributions (number)               4               4          4                4               4
--------------------------------------------------------------------------------------------------------
Income                             $0.536         $0.408      $0.423          $0.450          $0.509
--------------------------------------------------------------------------------------------------------
Capital gains                        --             --          --              --              --
--------------------------------------------------------------------------------------------------------
Total                              $0.536         $0.408      $0.423          $0.450          $0.509
--------------------------------------------------------------------------------------------------------
Share value:                    NAV        POP        NAV        NAV        NAV        POP        NAV
--------------------------------------------------------------------------------------------------------
10/31/03                     $15.46     $16.40     $15.22     $15.38     $15.35     $15.91         --
--------------------------------------------------------------------------------------------------------
12/1/03+                         --         --         --         --         --         --     $15.79
--------------------------------------------------------------------------------------------------------
10/31/04                      16.60      17.52*     16.34      16.50      16.48      17.08      16.60
--------------------------------------------------------------------------------------------------------
Current return
(end of period)
Current dividend rate 1       3.18%      3.01%      2.45%      2.52%      2.69%      2.60%      3.06%
--------------------------------------------------------------------------------------------------------
Current 30-day
SEC yield 2                    2.61       2.47       1.87       1.87       2.12       2.04       2.38
--------------------------------------------------------------------------------------------------------


* Reflects a reduction in sales charges that took effect on January 28, 2004.

+ Inception date of class R shares.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------
                         Class A               Class B               Class C               Class M          Class R
(inception dates)       (6/29/72)             (7/15/93)             (7/26/99)             (3/13/95)        (12/1/03)
----------------------------------------------------------------------------------------------------------------------------
                      NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------
1 year              14.95%      8.36%     14.07%      9.07%     14.02%     13.02%     14.31%     10.34%     14.68%
----------------------------------------------------------------------------------------------------------------------------
5 years             21.24      14.26      16.77      15.10      16.81      16.81      18.31      14.17      19.81
Annual average       3.93       2.70       3.15       2.85       3.16       3.16       3.42       2.69       3.68
----------------------------------------------------------------------------------------------------------------------------
10 years           125.42     112.41     109.30     109.30     109.11     109.11     114.50     106.94     119.91
Annual average       8.47       7.82       7.67       7.67       7.66       7.66       7.93       7.54       8.20
----------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)      10.88      10.67       9.89       9.89      10.04      10.04      10.17      10.05      10.60
----------------------------------------------------------------------------------------------------------------------------



Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Convertible Income-Growth Trust from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
---------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.48      $9.27      $9.27      $8.01      $6.75
---------------------------------------------------------------------------
Ending value (after
expenses)             $1,018.70  $1,014.90  $1,014.60  $1,016.20  $1,017.60
---------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.

-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                              Expenses paid             expenses
investment on 5/1/04   [DIV]  $1,000  X     per $1,000             = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000                [DIV]  $1,000  X    $5.48 (see table above) = $54.80
-----------------------------------------------------------------------------



Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

---------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
10/31/04
---------------------------------------------------------------------------
                      Class A    Class B    Class C    Class M    Class R
---------------------------------------------------------------------------
Expenses paid per
$1,000*                 $5.48      $9.27      $9.27      $8.01      $6.75
---------------------------------------------------------------------------
Ending value (after
expenses)           $1,019.71  $1,015.94  $1,015.94  $1,017.19  $1,018.45
---------------------------------------------------------------------------

* Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
------------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.08%      1.83%      1.83%      1.58%      1.33%
------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                     1.25%      2.00%      2.00%      1.75%      1.50%
------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.



Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

Funds that invest in bonds may have higher turnover than funds that invest only in stocks. Short-term bond funds tend to have higher turnover than longer-term bond funds, because shorter-term bonds will mature or be sold more frequently than longer-term bonds. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Convertible
Income-Growth Trust          53%        94%       116%       208%       177%
------------------------------------------------------------------------------
Lipper Convertible
Securities Funds
category average            105%        97%       108%       130%       145%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.

Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       1.63

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%


Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers;
(2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.



Comparative indexes

Citigroup World Government Bond Index is an unmanaged index of government bonds from 14 countries.

Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) World Ex-U.S. Index is an unmanaged index of developed and emerging markets excluding the United States.

Russell 2000 Growth Index is an unmanaged index of those companies in the Russell 2000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.



Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,   per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Convertible Income-Growth Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Convertible Income-Growth Trust, including the fund's portfolio, as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Convertible Income-Growth Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/S/ KPMG LLP

Boston, Massachusetts
December 10, 2004



The fund's portfolio
October 31, 2004

Convertible bonds and notes (51.7%) (a)
Principal amount                                                          Value

Advertising and Marketing Services (1.9%)
-------------------------------------------------------------------------------
    $5,500,000 Interpublic Group Companies, Inc.
               144A cv. notes 4 1/2s, 2023                           $6,930,000
     6,700,000 Lamar Advertising Co. cv. sr. notes
               2 7/8s, 2010                                           7,219,250
                                                                 --------------
                                                                     14,149,250

Aerospace and Defense (0.6%)
-------------------------------------------------------------------------------
     3,800,000 United Industrial Corp./New York cv.
               sr. notes 3 3/4s, 2024                                 4,165,750

Banking (0.4%)
-------------------------------------------------------------------------------
     3,600,000 Ocwen Financial Corp. 144A cv. sr.
               notes 3 1/4s, 2024                                     3,370,500

Biotechnology (2.9%)
-------------------------------------------------------------------------------
     5,300,000 Amgen, Inc. cv. Liquid Yield Option
               Notes (LYON) zero %, 2032                              3,908,750
     2,500,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/2s, 2011                             2,425,000
     3,700,000 Amylin Pharmaceuticals, Inc. 144A
               cv. sr. notes 2 1/4s, 2008                             3,663,000
       600,000 Celgene Corp. cv. sr. notes 1 3/4s,
               2008                                                     828,000
     4,800,000 Celgene Corp. 144A cv. sr. notes
               1 3/4s, 2008                                           6,624,000
     5,350,000 MGI Pharma, Inc. 144A cv. sr. sub.
               notes stepped-coupon 1.682s  (zero
               %, 3/2/11) 2024 (STP)                                  4,286,688
                                                                 --------------
                                                                     21,735,438

Building Materials (1.9%)
-------------------------------------------------------------------------------
    29,100,000 Masco Corp. cv. sr. notes zero %,
               2031                                                  13,895,250

Coal (0.5%)
-------------------------------------------------------------------------------
     3,200,000 Massey Energy Co. 144A cv. sr. notes
               2 1/4s, 2024                                           3,520,000

Communications Equipment (2.5%)
-------------------------------------------------------------------------------
    13,500,000 Avaya, Inc. cv. LYON zero %, 2021                      7,610,625
     4,300,000 Comtech Telecommunications Corp.
               144A cv. sr. notes  stepped-coupon
               2s (zero %, 2/1/11) 2024 (STP)                         3,939,875
     5,500,000 Lucent Technologies, Inc. cv. debs.
               Ser. A, 2 3/4s, 2023                                   7,328,750
                                                                 --------------
                                                                     18,879,250

Computers (2.0%)
-------------------------------------------------------------------------------
    21,000,000 Anixter International, Inc. 144A cv.
               LYON zero %, 2033                                     11,550,000
     2,900,000 MSC Software Corp. 144A cv. notes
               2 1/2s, 2008                                           3,244,375
                                                                 --------------
                                                                     14,794,375

Conglomerates (2.5%)
-------------------------------------------------------------------------------
     4,000,000 Tyco International Group SA cv.
               company guaranty Ser. A,  2 3/4s,
               2018 (Luxembourg)                                      5,645,000
     8,900,000 Tyco International Group SA 144A cv.
               company guaranty  Ser. A, 2 3/4s,
               2018 (Luxembourg)                                     12,560,125
                                                                 --------------
                                                                     18,205,125

Consumer Finance (1.8%)
-------------------------------------------------------------------------------
    10,100,000 Providian Financial Corp. cv. notes
               4s, 2008                                              13,369,875

Electric Utilities (1.9%)
-------------------------------------------------------------------------------
       327,500 CenterPoint Energy, Inc. cv. sub
               notes FRN 2s, 2029                                    11,135,000
     1,325,000 Sierra Pacific Resources 144A cv.
               notes 7 1/4s, 2010                                     3,064,063
                                                                 --------------
                                                                     14,199,063

Electronics (3.3%)
-------------------------------------------------------------------------------
     5,900,000 Micron Technology, Inc. cv. sr. sub.
               notes 2 1/2s, 2010                                     7,087,375
     1,300,000 Solectron Corp. cv. sr. notes 1/2s,
               2034                                                   1,106,625
     4,000,000 Solectron Corp. 144A cv. sr. notes
               1/2s, 2034                                             3,405,000
     1,400,000 Vishay Intertechnology, Inc. cv.
               sub. notes 3 5/8s, 2023                                1,489,250
    11,000,000 Vishay Intertechnology, Inc. 144A
               cv. sub. notes 3 5/8s, 2023                           11,701,250
                                                                 --------------
                                                                     24,789,500

Energy (1.1%)
-------------------------------------------------------------------------------
     7,100,000 Halliburton Co. cv. sr. notes
               3 1/8s, 2023                                           8,520,000

Entertainment (1.5%)
-------------------------------------------------------------------------------
     8,700,000 Regal Entertainment Group 144A cv.
               notes 3 3/4s, 2008                                    11,429,625

Food (1.1%)
-------------------------------------------------------------------------------
     3,775,000 General Mills, Inc. cv. debs. zero
               %, 2022                                                2,637,781
     7,400,000 General Mills, Inc. 144A cv. bonds
               zero %, 2022                                           5,170,750
                                                                 --------------
                                                                      7,808,531

Health Care Services (3.2%)
-------------------------------------------------------------------------------
     3,800,000 Manor Care, Inc. cv. company
               guaranty 2 5/8s, 2023                                  4,631,250
     3,500,000 Manor Care, Inc. 144A cv. sr. notes
               2 1/8s, 2023                                           4,265,625
     3,500,000 Option Care, Inc. 144A cv. sr. notes
               2 1/4s, 2024                                           3,521,875
     3,500,000 Per-Se Technologies, Inc. 144A cv.
               notes 3 1/4s, 2024                                     3,893,750
    12,400,000 Universal Health Services, Inc. cv.
               debs. 0.426s, 2020                                     7,052,500
                                                                 --------------
                                                                     23,365,000

Homebuilding (0.7%)
-------------------------------------------------------------------------------
     4,000,000 Fleetwood Enterprises, Inc. 144A cv.
               sub. notes 5s, 2023                                    5,515,000

Investment Banking/Brokerage (0.9%)
-------------------------------------------------------------------------------
     2,900,000 Legg Mason, Inc. cv. LYON zero %,
               2031                                                   2,153,250
     5,800,000 Legg Mason, Inc. 144A cv. LYON zero
               %, 2031                                                4,306,500
                                                                 --------------
                                                                      6,459,750

Lodging/Tourism (1.1%)
-------------------------------------------------------------------------------
     7,500,000 Hilton Hotels Corp. 144A cv. notes
               3 3/8s, 2023                                           8,437,500

Machinery (0.5%)
-------------------------------------------------------------------------------
     3,100,000 Kaydon Corp. 144A cv. notes 4s, 2023                   3,661,875

Manufacturing (1.7%)
-------------------------------------------------------------------------------
     9,000,000 Roper Industries, Inc. cv. bonds
               stepped-coupon 1.481s  (zero %,
               1/15/09) 2034 (STP)                                    4,286,250
     7,930,000 Titan International, Inc. 144A cv.
               sr. notes 5 1/4s, 2009                                 8,158,384
                                                                 --------------
                                                                     12,444,634

Media (1.5%)
-------------------------------------------------------------------------------
    12,100,000 Liberty Media Corp. cv. sr. notes
               3 1/2s, 2031                                          11,026,125

Medical Technology (1.1%)
-------------------------------------------------------------------------------
     3,650,000 Cytyc Corp. 144A cv. sr. notes
               2 1/4s, 2024                                           4,275,063
     4,300,000 Epix Medical, Inc. 144A cv. sr.
               notes 3s, 2024                                         3,714,125
                                                                 --------------
                                                                      7,989,188

Metals (0.6%)
-------------------------------------------------------------------------------
     4,600,000 Coeur D'alene Mines Corp. cv. sr.
               notes 1 1/4s, 2024                                     4,329,750

Oil & Gas (0.5%)
-------------------------------------------------------------------------------
     3,000,000 McMoran Exploration Co. 144A cv.
               notes 6s, 2008                                         3,772,500

Pharmaceuticals (2.7%)
-------------------------------------------------------------------------------
       800,000 Allergan, Inc. cv. sr. notes zero %,
               2022                                                     725,000
     4,500,000 Allergan, Inc. 144A cv. sr. notes
               zero %, 2022                                           4,078,125
    11,600,000 Alza Corp. cv. sub. debs. zero %,
               2020                                                   9,309,000
     6,000,000 King Pharmaceuticals, Inc. cv. debs.
               FRN 2 3/4s, 2021                                       5,715,000
                                                                 --------------
                                                                     19,827,125

Restaurants (0.5%)
-------------------------------------------------------------------------------
     2,400,000 CKE Restaurants, Inc. 144A cv. sub.
               notes 4s, 2023                                         3,762,000

Retail (3.7%)
-------------------------------------------------------------------------------
     5,500,000 Dick's Sporting Goods, Inc. 144A cv.
               sr. notes stepped-coupon
               1.606s (zero %, 2/18/09) 2024 (STP)                    4,338,125
     8,200,000 Lowe's Cos., Inc. cv. LYON zero %,
               2021                                                   7,626,000
     7,510,000 Rite Aid Corp. cv. notes 4 3/4s,
               2006                                                   7,575,713
     3,700,000 TJX Companies, Inc. (The) cv. LYON
               zero %, 2021                                           3,158,875
     5,200,000 TJX Companies, Inc. (The) 144A cv.
               LYON zero %, 2021                                      4,439,500
                                                                 --------------
                                                                     27,138,213

Software (1.0%)
-------------------------------------------------------------------------------
     6,282,000 Computer Associates International,
               Inc. 144A cv. sr. notes 5s, 2007                       7,452,023

Technology Services (3.7%)
-------------------------------------------------------------------------------
     7,300,000 DST Systems, Inc. 144A cv. sr. notes
               Ser. A, 4 1/8s, 2023                                   8,796,500
     7,500,000 Fair, Isaac and Co., Inc. 144A cv.
               notes 1 1/2s, 2023                                     7,462,500
     3,000,000 Mercury Computer Systems, Inc. 144A
               cv. sr. notes 2s, 2024                                 3,240,000
    10,500,000 Safeguard Scientifics, Inc. 144A cv.
               sr. notes 2 5/8s, 2024                                 7,573,120
                                                                 --------------
                                                                     27,072,120

Telecommunications (1.4%)
-------------------------------------------------------------------------------
     1,200,000 Leucadia National Corp. cv. sr. sub.
               notes 3 3/4s, 2014                                     1,335,000
     4,000,000 Leucadia National Corp. 144A cv. sr.
               sub. notes 3 3/4s, 2014                                4,450,000
     4,000,000 NII Holdings, Inc. 144A cv. sr.
               notes 2 7/8s, 2034                                     4,480,000
                                                                 --------------
                                                                     10,265,000

Textiles (0.5%)
-------------------------------------------------------------------------------
     4,000,000 Armor Holdings, Inc. cv. sr. sub.
               notes stepped-coupon 2s  (zero %,
               11/1/11) 2024 (STP)                                    3,945,000

Tire & Rubber (0.5%)
-------------------------------------------------------------------------------
     3,212,000 Goodyear Tire & Rubber Co. (The)
               144A cv. bonds 4s, 2034                                3,493,050
                                                                 --------------
               Total Convertible bonds and notes
               (cost $348,978,793)                                 $382,787,385

Convertible preferred stocks (43.8%) (a)
Number of shares                                                          Value

Aerospace and Defense (3.2%)
-------------------------------------------------------------------------------
       181,500 Northrop Grumman Corp. Ser. B, $7.00
               cum. cv. pfd.                                        $23,436,188

Automotive (1.4%)
-------------------------------------------------------------------------------
       210,800 Ford Motor Company Capital Trust II
               $3.25 cum. cv. pfd.                                   10,619,050

Banking (3.7%)
-------------------------------------------------------------------------------
        49,400 Commerce Capital Trust II $2.975
               cum. cv. pfd.                                          3,081,325
        75,950 State Street Corp. 6.75% cv. pfd.                     15,797,600
       154,900 Washington Mutual, Inc. units $2.688
               cum. cv. pfd.                                          8,267,788
                                                                 --------------
                                                                     27,146,713

Beverage (1.0%)
-------------------------------------------------------------------------------
       224,100 Constellation Brands, Inc. Ser. A,
               $1.438 cv. pfd. (S)                                    7,451,325

Broadcasting (1.1%)
-------------------------------------------------------------------------------
        37,200 Emmis Communications Corp. Ser. A,
               $3.125 cum. cv. pfd.                                   1,571,700
       160,200 Sinclair Broadcast Group, Inc.
               Ser. D, $3.00 cv. pfd.                                 6,608,250
                                                                 --------------
                                                                      8,179,950

Building Materials (1.0%)
-------------------------------------------------------------------------------
       155,300 TXI Capital Trust I $2.75 cv. pfd.                     7,318,513

Coal (0.5%)
-------------------------------------------------------------------------------
        40,600 Arch Coal, Inc. $2.50 cum. cv. pfd.                    3,395,175

Combined Utilities (0.8%)
-------------------------------------------------------------------------------
        84,630 Williams Cos., Inc. (The) 144A $2.75
               cv. pfd.                                               6,135,675

Containers (0.6%)
-------------------------------------------------------------------------------
       116,300 Owens-Illinois, Inc. $2.375 cv. pfd.                   4,346,713

Electric Utilities (4.1%)
-------------------------------------------------------------------------------
       127,000 Aquila, Inc. $1.688 cv. pfd.                           3,886,200
       117,500 Cinergy Corp. $4.75 cv. pfd.                           7,240,938
       130,000 FPL Group, Inc. $4.00 units cv. pfd.                   7,377,500
       300,000 Great Plains Energy, Inc. 2.00 cum.
               cv. pfd.                                               7,425,000
       105,400 Sierra Pacific Resources 4.50 units
               cum. cv. pfd.                                          4,234,972
                                                                 --------------
                                                                     30,164,610

Electronics (0.4%)
-------------------------------------------------------------------------------
       221,000 Solectron Corp. $1.813 units cv.
               pfd.                                                   3,038,750

Energy (0.5%)
-------------------------------------------------------------------------------
        80,920 Hanover Compressor Capital Trust
               $3.625 cum. cv. pfd.                                   4,066,230

Financial (0.9%)
-------------------------------------------------------------------------------
       273,200 PMI Group, Inc. (The) $1.469 cv.
               pfd.                                                   6,864,150

Forest Products and Packaging (1.1%)
-------------------------------------------------------------------------------
       326,900 Smurfit-Stone Container Corp.
               Ser. A, $1.75 cum. cv. pfd.                            8,335,950

Health Care Services (0.8%)
-------------------------------------------------------------------------------
       128,200 Omnicare, Inc. $2.00 cv. pfd.                          5,913,225

Insurance (5.3%)
-------------------------------------------------------------------------------
       407,600 Chubb Corp. (The) $1.75 cv. pfd.                      11,616,600
       198,700 Hartford Financial Services Group,
               Inc. (The) $3.50 cv. pfd.                             11,425,250
       376,100 Travelers Property Casualty Corp.
               $1.125 cv. pfd.                                        8,293,005
       316,100 XL Capital, Ltd. $1.625 cv. pfd.
               (Cayman Islands)                                       7,586,400
                                                                 --------------
                                                                     38,921,255

Investment Banking/Brokerage (1.0%)
-------------------------------------------------------------------------------
       160,000 Conseco, Inc. $1.38 cum. cv. pfd.                      3,720,000
       149,200 Lehman Brothers Holdings, Inc.
               $1.562 cv. pfd. (S)                                    3,753,872
                                                                 --------------
                                                                      7,473,872

Medical Technology (1.6%)
-------------------------------------------------------------------------------
       225,000 Baxter International, Inc. $3.50 cv.
               pfd. (S)                                              11,643,750

Metals (1.0%)
-------------------------------------------------------------------------------
         7,985 Freeport-McMoRan Copper & Gold, Inc.
               144A 5.50% cv. pfd.                                    7,510,691

Natural Gas Utilities (3.2%)
-------------------------------------------------------------------------------
       268,700 ONEOK, Inc. $2.125 units cv. pfd.                      9,049,816
       272,600 Sempra Energy $2.125 units cv. pfd.
               (S)                                                    7,803,175
       100,890 Southern Union Co. $2.875 cv. pfd.                     6,759,630
                                                                 --------------
                                                                     23,612,621

Oil & Gas (2.3%)
-------------------------------------------------------------------------------
       181,000 Amerada Hess Corp. $3.50 cv. pfd.                     13,326,125
        43,600 Chesapeake Energy Corp. 144A $3.00
               cv. pfd.                                               3,580,650
                                                                 --------------
                                                                     16,906,775

Pharmaceuticals (2.0%)
-------------------------------------------------------------------------------
       283,500 Schering-Plough Corp. $3.00 cv. pfd.                  14,600,250

Photography/Imaging (2.1%)
-------------------------------------------------------------------------------
        59,640 Xerox Corp. 6.25% cv. pfd.                             7,894,845
        94,800 Xerox Corp. 144A $3.75 cv. pfd.                        7,761,750
                                                                 --------------
                                                                     15,656,595

Railroads (1.1%)
-------------------------------------------------------------------------------
        13,000 Kansas City Southern Industries,
               Inc. 144A 4.25% cum. cv. pfd.                          8,207,875

Real Estate (1.1%)
-------------------------------------------------------------------------------
       153,800 Host Marriott Financial Trust $3.375
               cv. pfd.                                               8,266,750

Retail (1.0%)
-------------------------------------------------------------------------------
       305,500 Albertson's, Inc. $1.813 cv. pfd.                      7,522,938

Telecommunications (1.0%)
-------------------------------------------------------------------------------
       292,300 CenturyTel, Inc. $1.719 cv. pfd.                       7,307,500
                                                                 --------------
               Total Convertible preferred stocks
               (cost $301,243,488)                                 $324,043,089

Common stocks (2.9%) (a)
Number of shares                                                          Value
-------------------------------------------------------------------------------
        65,000 Fannie Mae                                            $4,559,750
       347,100 King Pharmaceuticals, Inc. (NON) (S)                   3,786,861
     2,023,487 Service Corporation International
               (NON)                                                 13,375,249
                                                                 --------------
               Total Common stocks
               (cost $23,817,891)                                   $21,721,860

Short-term investments (2.7%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $9,874,020 Putnam Prime Money Market Fund (e)                    $9,874,020
     9,940,373 Short-term investments held as
               collateral for loaned
               securities with yields ranging from
               1.75% to 2.03% and due dates ranging
               from November 1, 2004 to December 6,
               2004 (d)                                               9,937,057
                                                                 --------------
               Total Short-term investments
               (cost $19,811,077)                                   $19,811,077
-------------------------------------------------------------------------------
               Total Investments
               (cost $693,851,249)                                 $748,363,411
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $740,140,744.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

  (S) Securities on loan, in part or in entirety, at October 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on Floating Rate Notes (FRN) are the current interest rates at October 31, 2004.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $9,673,726 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $683,977,229)              $738,489,391
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $9,874,020) (Note 5)            9,874,020
-------------------------------------------------------------------------------
Cash                                                                    4,751
-------------------------------------------------------------------------------
Dividends, interest and other receivables                           4,322,715
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                257,187
-------------------------------------------------------------------------------
Receivable for securities sold                                      3,682,500
-------------------------------------------------------------------------------
Total assets                                                      756,630,564

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                    3,500,000
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                          1,088,464
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2 and 5)                  1,143,790
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            297,234
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                116,128
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            2,515
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                224,190
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                  9,937,057
-------------------------------------------------------------------------------
Other accrued expenses                                                180,442
-------------------------------------------------------------------------------
Total liabilities                                                  16,489,820
-------------------------------------------------------------------------------
Net assets                                                       $740,140,744

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $907,622,000
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                       11,148,174
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (233,141,592)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         54,512,162
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $740,140,744

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($592,537,280 divided by 35,690,034 shares)                            $16.60
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $16.60)*                $17.52
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($99,041,755 divided by 6,060,103 shares)**                            $16.34
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($11,586,819 divided by 702,020 shares)**                              $16.50
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($6,790,302 divided by 412,086 shares)                                 $16.48
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $16.48)*                $17.08
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($46,629 divided by 2,810 shares)                        $16.60
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($30,137,959 divided by 1,815,060 shares)                $16.60
-------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.



Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends                                                         $20,948,474
-------------------------------------------------------------------------------
Interest (including interest income of $76,448 from
investments in affiliated issuers) (Note 5)                        11,022,473
-------------------------------------------------------------------------------
Securities lending                                                     39,703
-------------------------------------------------------------------------------
Total investment income                                            32,010,650

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    4,728,375
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                    1,191,607
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               141,566
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             26,564
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       14,308
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               1,518,836
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,131,730
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                  93,829
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  56,715
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      30
-------------------------------------------------------------------------------
Other                                                                 322,392
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    32,272
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (32,272)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (6,143)
-------------------------------------------------------------------------------
Total expenses                                                      9,219,809
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (52,479)
-------------------------------------------------------------------------------
Net expenses                                                        9,167,330
-------------------------------------------------------------------------------
Net investment income                                              22,843,320
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   75,230,107
-------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)             2,037
-------------------------------------------------------------------------------
Net unrealized depreciation of assets and liabilities in
foreign currencies during the year                                     (1,068)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments during the year        (17,988,464)
-------------------------------------------------------------------------------
Net gain on investments                                            57,242,612
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $80,085,932
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                        Year ended October 31
Increase (decrease) in net assets                       2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                            $22,843,320      $31,252,651
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             75,232,144       15,251,156
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                               (17,989,532)     156,857,774
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        80,085,932      203,361,581
-------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------
From net investment income
Class A                                          (19,662,033)     (24,766,118)
-------------------------------------------------------------------------------
Class B                                           (2,826,955)      (4,055,772)
-------------------------------------------------------------------------------
Class C                                             (241,235)        (186,649)
-------------------------------------------------------------------------------
Class M                                             (206,447)        (312,745)
-------------------------------------------------------------------------------
Class R                                                  (83)              --
-------------------------------------------------------------------------------
Class Y                                           (1,156,309)      (1,708,013)
-------------------------------------------------------------------------------
Redemption fees (Note 1)                                 118               --
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                        (147,737,484)     (36,715,203)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets          (91,744,496)     135,617,081

Net assets
-------------------------------------------------------------------------------
Beginning of year                                831,885,240      696,268,159
-------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $11,148,174 and
$11,897,759, respectively)                      $740,140,744     $831,885,240
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.46          $12.32          $13.32          $18.62          $20.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .51 (d)         .58             .63 (f)         .75             .76
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.17            3.14           (1.01)(f)       (4.27)            .30
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.68            3.72            (.38)          (3.52)           1.06
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.54)           (.58)           (.62)           (.62)           (.77)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.54)           (.58)           (.62)          (1.78)          (2.70)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.60          $15.46          $12.32          $13.32          $18.62
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.92           30.79           (3.20)         (19.85)           5.16
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $592,537        $645,260        $542,156        $657,937        $933,703
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.09 (d)        1.07            1.08            1.01             .97
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.09 (d)        4.20            4.63 (f)        4.86            3.86
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.22          $12.14          $13.13          $18.37          $20.02
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .38 (d)         .47             .52 (f)         .63             .61
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.15            3.09            (.99)(f)       (4.21)            .29
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.53            3.56            (.47)          (3.58)            .90
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.41)           (.48)           (.52)           (.50)           (.62)
---------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                                           --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.41)           (.48)           (.52)          (1.66)          (2.55)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.34          $15.22          $12.14          $13.13          $18.37
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.10           29.82           (3.91)         (20.46)           4.38
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $99,042        $129,317        $106,343        $143,286        $235,897
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.84 (d)        1.82            1.83            1.76            1.72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.34 (d)        3.45            3.88 (f)        4.09            3.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     52.99           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.38          $12.27          $13.26          $18.55          $20.23
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .38 (d)         .47             .52 (f)         .64             .61
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.16            3.13            (.99)(f)       (4.27)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.54            3.60            (.47)          (3.63)            .92
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.42)           (.49)           (.52)           (.50)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.42)           (.49)           (.52)          (1.66)          (2.60)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.50          $15.38          $12.27          $13.26          $18.55
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.09           29.79           (3.87)         (20.51)           4.45
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $11,587          $7,178          $3,999          $4,825          $5,545
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.84 (d)        1.82            1.83            1.76            1.72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.32 (d)        3.34            3.87 (f)        4.12            3.17
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.35          $12.24          $13.23          $18.50          $20.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .42 (d)         .51             .56 (f)         .67             .66
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.16            3.12           (1.00)(f)       (4.24)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.58            3.63            (.44)          (3.57)            .97
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.45)           (.52)           (.55)           (.54)           (.67)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.45)           (.52)           (.55)          (1.70)          (2.60)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.48          $15.35          $12.24          $13.23          $18.50
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     10.36           30.14           (3.65)         (20.27)           4.73
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                            $6,790          $9,248          $6,861          $9,345         $15,370
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.59 (d)        1.57            1.58            1.51            1.47
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   2.59 (d)        3.65            4.13 (f)        4.34            3.36
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                          period
                                                                                                                     December 1,
                                                                                                                        2003+ to
Per-share                                                                                                            October 31,
operating performance                                                                                                       2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                                                       $15.79
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a) (b)                                                                                                .43
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                                                          .89
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                                            1.32
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                                                                  (.51)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                                         (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                                                             $16.60
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(c)                                                                                                      8.43*
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                                                               $47
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b) (d)                                                                                               1.23*
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)                                                                                                2.60*
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                                                     52.98
---------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

(c) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(d) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------
Per-share                                                                        Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                       $15.46          $12.32          $13.32          $18.63          $20.26
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                                    .53 (d)         .62             .66 (f)         .79             .81
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.19            3.13           (1.00)(f)       (4.28)            .31
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            1.72            3.75            (.34)          (3.49)           1.12
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                  (.58)           (.61)           (.66)           (.66)           (.82)
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                         --              --              --           (1.16)          (1.93)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.58)           (.61)           (.66)          (1.82)          (2.75)
---------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                               -- (e)          --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                             $16.60          $15.46          $12.32          $13.32          $18.63
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     11.21           31.11           (2.96)         (19.68)           5.49
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $30,138         $40,883         $36,910         $45,561         $59,214
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .84 (d)         .82             .83             .76             .72
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                   3.35 (d)        4.46            4.87 (f)        5.12            4.11
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     52.98           93.66          116.36          207.64          176.66
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended
    October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

(e) Amount represents less than $0.01 per share.

(f) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment
    Companies, and began amortizing premium on its fixed-income securities.
    The effects from this change for the year ended October 31, 2002 were a decrease to net investment income per share of $0.02, a decrease to net realized and unrealized losses per share of $0.02 and a decrease to the ratio of net investment income to average net assets of 0.13%. The above per share information, ratios, and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Convertible Income-Growth Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks to provide, with equal emphasis, current income and capital appreciation by investing primarily in bonds and preferred stocks convertible into common stock with capital conservation as a secondary objective. The fund invests in higher yielding, lower rated bonds that have a higher rate of default due to the nature of the investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund began offering class R shares on December 1, 2003. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam), a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At October 31, 2004, the value of securities loaned amounted to $9,673,726. The fund received cash collateral of $9,937,057 which is pooled with collateral of other Putnam funds into 23 issuers of high grade short-term investments.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $233,141,592 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover      Expiration
------------------------------------
    $146,414,576    October 31, 2009
      86,727,016    October 31, 2010

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $500,157 to increase undistributed net investment income with an increase to accumulated net realized losses of $500,157.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation            $72,924,948
Unrealized depreciation            (18,412,786)
                                  ------------
Net unrealized appreciation         54,512,162
Undistributed ordinary income       12,548,373
Capital loss carryforward         (233,141,592)
Cost for federal income
tax purposes                      $693,851,249

Note 2
Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $32,272 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $1,154,289 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2004, the fund's expenses were reduced by $52,479 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,203, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $31,020 and $919 from the sale of class A and class M shares, respectively, and received
$219,208 and $2,102 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $780 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $402,132,440 and $549,223,721, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Capital shares

At October 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          4,755,505       $78,090,730
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        1,028,822        16,881,612
----------------------------------------------------------------
                                     5,784,327        94,972,342

Shares repurchased                 (11,826,249)     (191,368,328)
----------------------------------------------------------------
Net decrease                        (6,041,922)     $(96,395,986)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          5,350,399       $73,954,040
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        1,544,185        21,514,758
----------------------------------------------------------------
                                     6,894,584        95,468,798

Shares repurchased                  (9,158,447)     (126,855,853)
----------------------------------------------------------------
Net decrease                        (2,263,863)     $(31,387,055)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,494,853       $24,154,132
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          139,696         2,255,641
----------------------------------------------------------------
                                     1,634,549        26,409,773

Shares repurchased                  (4,069,274)      (65,210,130)
----------------------------------------------------------------
Net decrease                        (2,434,725)     $(38,800,357)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,302,284       $31,754,512
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          237,299         3,261,276
----------------------------------------------------------------
                                     2,539,583        35,015,788

Shares repurchased                  (2,801,412)      (38,074,991)
----------------------------------------------------------------
Net decrease                          (261,829)      $(3,059,203)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            458,943        $7,548,529
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           10,774           176,177
----------------------------------------------------------------
                                       469,717         7,724,706

Shares repurchased                    (234,302)       (3,810,884)
----------------------------------------------------------------
Net increase                           235,415        $3,913,822
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            312,815        $4,408,092
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           11,656           163,508
----------------------------------------------------------------
                                       324,471         4,571,600

Shares repurchased                    (183,738)       (2,578,881)
----------------------------------------------------------------
Net increase                           140,733        $1,992,719
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             61,730        $1,008,825
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           10,665           173,692
----------------------------------------------------------------
                                        72,395         1,182,517

Shares repurchased                    (262,965)       (4,208,823)
----------------------------------------------------------------
Net decrease                          (190,570)      $(3,026,306)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            278,686        $3,902,993
----------------------------------------------------------------
Shares issued
in connection
with reinvestment
of distributions                        19,306           268,930
----------------------------------------------------------------
                                       297,992         4,171,923

Shares repurchased                    (255,952)       (3,582,916)
----------------------------------------------------------------
Net increase                            42,040          $589,007
----------------------------------------------------------------

                                 For the period December 1, 2003
                                     (commencement of operations)
                                             to October 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              3,107           $51,041
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                5                83
----------------------------------------------------------------
                                         3,112            51,124

Shares repurchased                        (302)           (4,946)
----------------------------------------------------------------
Net increase                             2,810           $46,178
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            252,457        $4,152,266
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                           70,591         1,156,309
----------------------------------------------------------------
                                       323,048         5,308,575

Shares repurchased                  (1,151,686)      (18,783,410)
----------------------------------------------------------------
Net decrease                          (828,638)     $(13,474,835)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            231,781        $3,208,229
----------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                          122,842         1,708,013
----------------------------------------------------------------
                                       354,623         4,916,242

Shares repurchased                    (705,938)       (9,766,913)
----------------------------------------------------------------
Net decrease                          (351,315)      $(4,850,671)
----------------------------------------------------------------

At October 31, 2004, Putnam, LLC owned 65 class R shares of the fund (2.3% of class R shares outstanding), valued at $1,079.

Note 5
Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $6,143 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $76,448 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Com mis sioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.

Federal tax information
(Unaudited)

The fund has designated 80.62% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2004, the fund hereby designates 82.40%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's Large-Cap Value group for the year ended October 31, 2004. The other Putnam mutual funds in this group are The George Putnam Fund of Boston, Putnam Classic Equity Fund, Putnam Equity Income Fund, The Putnam Fund for Growth and Income, Putnam New Value Fund, Putnam VT Equity Income Fund, Putnam VT Growth and Income Fund, Putnam VT New Value Fund, and Putnam VT The George Putnam Fund of Boston.

The top five firms that received brokerage commissions for trades executed for the Large-Cap Value group are (in descending order) Citigroup, Deutsche Bank, Merrill Lynch, Goldman Sachs, and CSFB. Commissions paid to these firms together represented approximately 45% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, Factset, ITG, JP Morgan, Lehman, Morgan Stanley, Sanford Bernstein, Standard & Poor's, and UBS.

Commission amounts do not include "mark-ups" paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange
Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.


George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

  The address of each Trustee is One Post Office Square, Boston, MA 02109.

  As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

  Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information Visit www.putnaminvestments.com
A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly
5.75%) and 4.50% for most income funds  (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced

To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam
  U.S. Intermediate Government Income Fund and Putnam Floating
  Rate Income Fund remains 3.25%.



Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and Principal Financial Officer

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Convertible Income-Growth Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN019-216542  12/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Convertible Income-Growth Trust
Supplement to Annual Report dated 10/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/04

                                                                         NAV

1 year                                                                 11.21%
5 years                                                                19.88
Annual average                                                          3.69
10 years                                                              130.63
Annual average                                                          8.72
Life of fund (since class A inception, 6/29/72)
Annual average                                                         10.92

Share value:                                                             NAV

10/31/03                                                              $15.46
10/31/04                                                              $16.60

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains        Total
                      4         $0.578             --             $0.578

----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception (12/30/98) are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 11 - 12 of the accompanying shareholder report for a discussion of the information appearing in the tables below:
----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $4.21
Ending value (after expenses)                                      $1,019.90

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 10/31/04

                                                                     Class Y

Expenses paid per $1,000*                                              $4.22
Ending value (after expenses)                                      $1,020.96

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio +                                 0.83%
Average annualized expense ratio for Lipper peer group ++              1.00%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $30,504*    $--             $2,800    $147
October 31, 2003    $25,050     $--             $2,450    $--

*Includes fees of $1,003 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $2,947 and $2,450, respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating relating interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004